SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                          ----------------------------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 11, 2003


                               SYSCO CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                          -----------------------------
                 (State or other jurisdiction of incorporation)


                1-06544                          74-1648137
        (Commission File Number)       (IRS Employer Identification No.)


                1390 Enclave Parkway, Houston, Texas 77077-2099
          (Address of principal executive offices, including zip code)


                                 (281) 584-1390
              (Registrant's telephone number, including area code)


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial Statements.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits.

             Exhibit Number              Description
             --------------              -----------
             99.1                        Press Release dated August 11, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information provided pursuant to this Item 12 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of Sysco Corporation ("SYSCO") that provide for the incorporation of all reports and documents filed by SYSCO under the Exchange Act.

On August 11, 2003, SYSCO issued a press release announcing its results of operations for the fourth quarter and fiscal year ended June 28, 2003. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated August 11, 2003, a copy of which is attached hereto as Exhibit
99.1. The Press Release contains information regarding real sales growth, which may be a non-GAAP financial measure as defined in Item 10(e) of Regulation S-K. Management believes that presentation of real sales growth information is useful to investors as an indicator of SYSCO's organic growth without regard to inflation and acquisitions.

Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in SYSCO's Annual Report on Form 10-K for the fiscal year ended June 29, 2002 as filed with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SYSCO CORPORATION



Date:  August 11, 2003             By:  /s/ John K. Stubblefield, Jr.
       ---------------                 -----------------------------------------
                                       Name:  John K. Stubblefield, Jr.
                                       Title: Executive Vice President,
                                              Finance and Administration

                                  EXHIBIT INDEX



Exhibit Number          Description                                      Page
--------------          --------------                                   ----

99.1                         Press Release dated August 11, 2003           5